============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 23, 1999
                                                ------------------------
                          Heartland Technology, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
       --------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)

        1-11956                                     36-1487580
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

547 West Jackson Boulevard, Chicago, Illinois           60661
- ------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 294-0497
                                                  ------------------
============================================================================
Item 5.   Other Events.

A.   13% Subordinated Notes and Warrants
     -----------------------------------

     On December 23, 1999 Heartland Technology announced that it received subscriptions for $2 million in subordinated debentures at an interest rate of 13% for a two-year term. The subscribers were Ezra Zilkha, chairman, and Edwin Jacobson, chief executive officer, as well as other investors of Heartland Technology.

     The Debentures were accompanied by warrants which permit the purchase of 165 Heartland Technology common shares per $1,000 principal amount of the debentures, for 330,000 common shares for the entire $2 million subscribed. The warrants are exercisable at any time during their four-year duration at an exercise price of $2-3/8 per share.

     The debentures are secured by the class B units of Heartland Partners, L.P. which are held by Heartland Technology. In the event that Heartland Partners enters into a loan agreement with Heartland Technology collateralized by the Class B units, that security interest will be released. A copy of the Subscription Agreement with its exhibits and related agreements are attached hereto as Exhibit 99.1.

     At March 2, 2000, $ 1,825,000.00 of the $2 million subscriptions had been funded.

B.   Wells Fargo Business Credit, Inc. Credit and Security Agreement
     ---------------------------------------------------------------

     In January 1999, P.G. Design ("PG") a subsidiary of the registrant, refinanced its existing debt with General Electric Capital Corporation ("GECC") by entering into an agreement with Wells Fargo Business Credit, Inc. ("WFBC"). The agreement, effective December 31, 1998, provides for a line of credit with a maximum available amount of $10,500,000, and a term loan of $4,500,000.

     PG failed to achieve certain profit levels in the second and third quarters of 1999 and on November 17, 1999, WFBC entered into a third amendment to the loan agreement that reduced the allowable borrowing base and waived the defaults. PG continued in the fourth quarter to be in violation of the loan agreement.

     On January 31, 2000 the Vice President - Finance of the registrant received a letter from WFBC that demanded payment in full, by May 1, 2000, of all obligations due under the Credit and Security Agreement dated as of December 31, 1998.

     Management has begun efforts to seek other sources of credit for PG.

     Copies of the Third Amendment to Credit and Security Agreement dated November 17, 1999 and the demand letter are attached hereto as Exhibits
     99.2 and 99.3, respectively, and incorporated herein by this reference.


Item 7. Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.      Description
     -----------      -----------
     99.1             Form of Subscription Agreement with a form of: 13%
                      Subordinated Note, Series A Warrant, Security
                      Agreement, Control Agreement, and Collateral Agent
                      Agreement.

     99.2 Third Amendment to Credit and Security Agreement dated November 17, 1999.

     99.3             Letter from Wells Fargo Business Credit, Inc. dated
                      January 27, 2000.

This Form 8-K may include statements which are not historical facts and are considered "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views about future events and financial performance. These forward-looking statements are identified by their use of terms and phrases such as "believe," "expect," "plan," "anticipate," and similar expressions identifying forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety or risks, uncertainties, and other factors that could cause actual results to differ materially from the Company's expectations, and the Company expressly does not undertake any duty to update forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in forward looking statements is contained from time to time in the Company's SEC filings, including but not limited to the 10-K and 10-Q.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEARTLAND TECHNOLOGY, INC.

Date:   March 9, 2000                   By:   /s/ Richard P. Brandstatter
      -----------------------              ----------------------------------
                                           Richard P. Brandstatter
                                           Vice President - Finance

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Form of Subscription Agreement with a form of: 13%
                  Subordinated Note, Series A Warrant, Security
                  Agreement, Control Agreement, and Collateral Agent
                  Agreement.

99.2              Third Amendment to Credit and Security Agreement dated
                  November 17, 1999.

99.3              Letter from Wells Fargo Business Credit, Inc. dated
                  January 27, 2000.